UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2024

VERTEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39413	23-2081753
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2301 Renaissance Blvd.
King of Prussia, Pennsylvania 19406

(Address of principal executive offices) (Zip Code)

(800) 355-3500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	VERX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item  5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2024, the Board of Directors of Vertex, Inc. (the “Company”) approved the appointment of Ryan Leib as Principal Accounting Officer effective upon Lisa Butler’s retirement on March 15, 2024. Ms. Butler will work with Mr. Leib to ensure a smooth and orderly transition of responsibilities.

Mr. Leib, age 46, joined the Company in January 2024 as its prospective Chief Accounting Officer. Mr. Leib will be appointed as the Company’s Chief Accounting Officer on March 15, 2024. Prior to that, he most recently served as the Vice President of M&A and Portfolio Transformation at Trinseo PLC (“Trinseo”) from January 2022 to January 2024. Mr. Leib’s tenure at Trinseo dates back to 2013 where he previously held roles as Vice President and Treasurer, Vice President, Global Controller and Principal Accounting Officer, Corporate Controller, and Assistant Corporate Controller. Earlier in his career, Mr. Leib worked at PricewaterhouseCoopers as a senior audit manager. Mr. Leib earned a bachelor’s degree in Accounting from Saint Joseph’s University and is a certified public accountant.

In connection with his appointment as Chief Accounting Officer of the Company, Mr. Leib received a one-time cash sign-on bonus in the amount of $12,000 and received awards totaling 32,218 restricted stock units, which will begin vesting in February 2025. In addition, Mr. Leib will be entitled to an annual base salary of $325,000 and a target cash bonus of 40% of base salary. Mr. Leib will also be eligible to receive annual RSU awards under the Company’s 2020 Incentive Award Plan with a target annual award of 125% of base salary. Mr. Leib’s employment agreement also contains customary termination and severance provisions.

There are no transactions in which Mr. Leib has an interest requiring disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX, INC.

Date: February 28, 2024	By:	/s/ Bryan Rowland
	Name:	Bryan Rowland
	Title:	General Counsel and Secretary